GLOBAL HIGH INCOME DOLLAR FUND INC.                                ANNUAL REPORT


                                                               December 15, 1997

Dear Stockholder,

   We are pleased to present you with the Annual Report for Global High Income Dollar Fund Inc. for the year ended October 31, 1997. Although the second half of the fiscal year was volatile for emerging markets, the Fund held its ground due to its conservative stance.

GENERAL MARKET OVERVIEW

    Emerging market debt outperformed developed bond markets during the Fund's fiscal year. The JP Morgan Emerging Market Bond Index Plus (which includes Russian debt) returned 10.82% for the period. In comparison, foreign government bonds in developed markets, as measured by the Salomon Brothers World Government Bond Index, advanced 10.33% on a currency-hedged basis (2.61% on an unhedged-basis) and U.S. government bonds, as measured by the Lehman Brothers U.S. Government Bond Index, returned 8.59%.

   Global economies clearly operated at different phases of the business cycle during the year. Domestic consumption and investment grew strongly in the United States, and a moderate, export-led recovery evolved in Europe. On the other hand, Japan's first quarter recovery was exhausted by tax measures introduced in April.

   On the inflation front, growth in the United States and Europe surprisingly engendered no inflationary pressures, translating into a positive environment for bond performance in these markets. The overall weakness of the Japanese yen exerted a strong disinflationary effect globally. The impact of currency devaluations in Southeast Asia and Korea has not yet had an impact on economic activity and should deepen and prolong global disinflationary trends.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.
FUND PROFILE

o Goal: Primarily, to achieve a high level of current income; secondarily to seek capital appreciation, to the extent consistent with its primary objective

o Portfolio Manager/Adviser: Stuart Waugh, MH Asset Management Inc.

o Total Net Assets: $344.6 million as of October 31, 1997

o Dividend Payments: Monthly

--------------------------------------------------------------------------------

    Performance Comparisons Over the Last 12 Months as of October 31, 1997

              JP Morgan Emerging Market Bond Index Plus   10.82%
              SB World Government Bond Index (Hedged)     10.33%
              SB World Government Bond Index (Unhedged)    2.61%
              Lehman Brothers U.S. Government Bond Index   8.59%

--------------------------------------------------------------------------------

PORTFOLIO REVIEW

   Performance--As of October 31, 1997, the Fund's net asset value per share was $15.16, and its share price on the New York Stock Exchange was $12.81. The Fund's total return was 9.59% for the 12 months ended October 31, 1997, based on the Fund's common stock net asset value change and, for illustrative purposes only, assuming dividends were reinvested at the net asset value on the payable dates. The Fund's total return for the same time period was 11.47%, based on the Fund's New York Stock Exchange share price assuming dividends were reinvested under the Fund's Dividend Reinvestment Plan. In comparison, the JP Morgan Emerging Market Bond Index Plus (which includes Russian debt) returned 10.82% for the same period.

   During the fiscal year ended October 31, 1997, the Fund paid dividends from net investment income to common shareholders totaling $1.27 per share of common stock. The Fund has paid a monthly dividend of $0.1060 per share of common stock since March 1995.

   Strategy--Our strategy during the fiscal year has been to:

o  Reduce cash balances by

ANNUAL REPORT

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.
ASSET ALLOCATION
(as a % of net assets as of October 31, 1997)*

U.S. Dollar Denominated Sovereign Debt   60.4%
U.S. Dollar Denominated Corporate Debt   17.2%
Foreign Currency Debt                     6.5%
Cash & Cash Equivalents (including       15.9%
 other assets net of liabilities)

*Allocations are subject to change.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.
TOP FIVE COUNTRIES
(% of net assets as of October 31, 1997)*

Mexico     24.5%
Poland     10.0%
Brazil      9.5%
Russia      5.5%
Venezuela   5.0%

* Allocations are subject to change.

--------------------------------------------------------------------------------


   investing in attractive new issues or in Brady bonds on market corrections.

o Diversify by broadly investing in issuers not included in the JP Morgan EMBI+. By diversifying in this way, we have avoided the 49.7% weighting held by the Index in Brazil and Argentine sovereign debt as of October 31, 1997.

o Overweight sovereign issuers of countries, where we believed improving macro-economic fundamentals would lead to improvement in creditworthiness.

   Generally, the Fund's allocation among markets remained substantially unchanged for most of the year. We maintained overweighted positions in Bulgaria, Mexico and Poland--countries which should be facing only moderate financing needs over the next several years and whose governments are implementing responsible fiscal reform.

   In the case of Mexico, the Fund's largest holding at 24.5% of net assets as of October 31, 1997, we are monitoring closely the extent of cooperation on economic policy between the opposition-dominated lower house of Congress and the government. If the opposing parties are able to reach consensus on responsible spending and tax policies over the next two budgets, the probability of a credit upgrade by the ratings agencies will be substantially enhanced. Failure to do so will compound Mexico's current problems--for example, weakness of the banking system, corruption--and make it difficult for the Mexican market to perform well.

   We remain underweighted in Argentine (4.3% of net assets as of October 31, 1997), Brazilian (9.5% of net assets) and Russian (5.5% of net assets) debt versus the Index. In the case of Argentina and Brazil, this derives primarily from the fact that these countries make up large percentages of the Index. We have also mentioned before that we are concerned over the fate of economic reform measures through the Brazil Congress. Encouragingly, the threat of a financial crisis brought about by Asia's problems finally helped the government pass its administrative reform legislation through the lower house of Congress. This reform should enhance the government's chances to lower its budget deficit over the medium term and, in turn, lower the rate of growth of its internal debt. Brazil's current challenge is to continue fiscal reform while it concurrently lowers crushingly high real interest rates without causing a currency crisis.

   In October, we raised roughly 10% cash due to sales of particular securities that had reached our price targets and, in our view, presented little upside potential on a risk/return basis. This cash balance lessened the impact the recent sell-off in emerging market debt had on the Fund's net asset value.

OUTLOOK

   While the current Asian crisis is being compared to Mexico's currency crisis in 1994, we believe the situations are very different. The International Monetary Fund (IMF) played a critical role in stabilizing Mexico's economy in 1994, and the effort was successful partly because Mexico only faced a liquidity crisis--not a solvency crisis. NAFTA (North American Free Trade Agreement) provided a framework that encouraged a

GLOBAL HIGH INCOME DOLLAR FUND INC.                                ANNUAL REPORT



steady flow of direct foreign investment. Additionally, U.S. economic growth in the period after the crisis was substantial enough to generate a strong export-led recovery in Mexico. Thus, despite market fears of a "tequila effect," the economic impact of the crisis was limited.

   The Asian crisis is of a much larger scale; to date, three countries have sought IMF emergency loans and possibly several more countries may need assistance. More important, we do not perceive the growth prospects of any of the region's economies to be capable of providing an engine of growth that is sufficient enough to pull the Asian economies up from their downward spirals. The economies of Japan and China, whose markets are large enough to provide export markets for the other Asian economies, are not growing either.

   Mexico's crisis did not strain IMF funding. During the crisis, the IMF committed $18 billion in loans to Mexico, and the United States and other developed nations supplemented this amount with $24 billion in commitments. In comparison, since the Asian crisis began, the IMF has committed $35 billion to Thailand, Indonesia and Korea, bringing total commitments to these three countries from developed nations to roughly $106 billion.

   Presently, we estimate the IMF has about $32 billion in hard currency assets available for further loans. While this amount can be supplemented by $25 billion in credit available from developed countries under its General Arrangement to Borrow, the IMF's resources are not infinite. What's more, neither is the political will of developed countries to continue rescuing emerging market countries that are facing liquidity problems.

   In these evolving circumstances, emerging market countries must unilaterally take steps to improve creditworthiness to avoid financial crisis. In particular, measures need to be taken to recapitalize banking sectors in most emerging markets. Going forward, our strategy will be to continue focusing on those countries with improving credit fundamentals and identifying attractive valuations.

   For a quarterly Fund Profile on Global High Income Dollar Fund Inc. or another fund in the PaineWebber Family of Funds, contact your Investment Executive.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ Margo N. Alexander                        /s/ Stuart Waugh
-----------------------------                 -----------------------
MARGO N. ALEXANDER                            STUART WAUGH
President,                                    Vice President and Portfolio
Mitchell Hutchins Asset Management Inc.       Manager Global High Income Dollar
                                              Fund Inc.



This letter is intended to assist stockholders in understanding how the Fund performed during the 12 months ended October 31, 1997 and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1997

Principal
 Amount                                                                               Maturity          Interest
 (000)*                                                                                 Dates            Rates              Value
---------                                                                        --------------------  ---------------- ------------
Long-Term Debt Securities--82.21%

Argentina--4.28%
US$  7,435   Republic of Argentina(4) ..........................................       01/30/17            11.375%      $  7,323,475
US$    278   Republic of Argentina .............................................       03/31/05             6.688+           241,373
US$  4,033   Republic of Argentina, DISC .......................................       03/31/23             6.875+         3,105,410
     5,000   Republic of Argentina .............................................       02/12/07            11.750          4,102,482
                                                                                                                        ------------
                                                                                                                          14,772,740
                                                                                                                        ------------
Brazil--9.46%
US$  6,000   Celulose Nipo-Brasileira, S.A. ....................................       12/21/03             9.375          5,640,000
US$  3,000   Companhia Brasileira de Petroleos Ipiranga(5) .....................       02/25/02            10.625++        2,670,000
US$  7,000   Federal Republic of Brazil, DISC ..................................       04/15/24             6.875+         5,320,000
US$ 17,000   Federal Republic of Brazil, EXIT ..................................       09/15/13             6.000         12,325,000
US$  4,000   Metalurgica Gerdau, S.A. .......................................... 11/23/01 to 05/24/04  10.250 to 11.125    3,845,000
US$  3,000   Tevecap, S.A. .....................................................       11/26/04            12.625          2,820,000
                                                                                                                        ------------
                                                                                                                          32,620,000
                                                                                                                        ------------
Bulgaria--4.32%
US$  8,110   Republic of Bulgaria, IAB .........................................       07/28/11             6.688+         5,271,500
US$ 18,000   Republic of Bulgaria, FLIRB(4)                                            07/28/12             2.250++        9,630,000
                                                                                                                        ------------
                                                                                                                          14,901,500
                                                                                                                        ------------

Chile--1.86%
US$  3,000   Banco del Estado Chile, S.A. ......................................       08/01/01             8.390          3,132,000
US$  3,250   Empresa Nacional de Electricidad, S.A. ............................       02/01/37             7.325          3,260,566
                                                                                                                        ------------
                                                                                                                           6,392,566
                                                                                                                        ------------

Hungary--2.03%
 1,376,600   Government of Hungary ............................................. 01/12/99 to 04/12/99  16.500 to 19.500    6,995,101
                                                                                                                        ------------

Jamaica--1.05%
US$  2,859   Government of Jamaica Loan Participation
                  Tranche A (JP Morgan)(1)(5) ..................................       10/16/00             6.563+         2,658,701

US$  1,000   Government of Jamaica .............................................       07/02/02             9.625            960,000
                                                                                                                        ------------
                                                                                                                           3,618,701
                                                                                                                        ------------

Kazakhstan--1.76%
US$  6,500   Republic of Kazakhstan ............................................ 12/20/99 to 10/02/02   8.375 to 9.250     6,055,000
                                                                                                                        ------------

Mexico--24.53%
US$  1,000   Altos Hornos de Mexico ............................................       04/30/04            11.875          1,050,000
US$  4,000   Coca Cola Femsa, S.A. de C.V. .....................................       11/01/06             8.950          3,980,000
US$  3,485   Copamex Industrias, S.A. ..........................................       04/30/04            11.375          3,781,225
US$  3,000   Grupo Industrial  Durango, S.A. de C.V. ...........................       07/15/01            12.000          3,157,500
US$  5,700   Grupo Televisa, S.A. de C.V. ......................................       05/15/08          0/13.250@         4,132,500
US$  3,300   Hysla .............................................................       09/15/07             9.250          3,201,000
US$  9,375   Mexican Multi Year Refinance Loan Participation
            (Salomon Brothers)(1)(5) ...........................................       03/20/05             6.625+         8,343,750
US$  9,500   Petroleos Mexicanos ...............................................       12/01/23             8.625          7,908,750
US$ 45,650   United Mexican States, DISC(2) ....................................       12/31/19         6.693 to 6.836+   40,856,750
US$  7,568   United Mexican States(4) ..........................................       05/15/26            11.500          8,135,600
                                                                                                                        ------------
                                                                                                                          84,547,075
                                                                                                                        ------------

Morocco--3.72%
US$  5,000   Kingdom of Morocco Loan Participation,
                  Tranche A (Chase Manhattan Bank)(1)(5) .......................       01/01/09             6.813+         4,075,000
US$ 10,745   Kingdom of Morocco Loan Participation,
                  Tranche A (Morgan Guaranty Trust)(1)(5) ......................       01/01/09             6.813+         8,757,175
                                                                                                                        ------------
                                                                                                                          12,832,175
                                                                                                                        ------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

Principal
 Amount                                                                               Maturity          Interest
 (000)*                                                                                 Dates            Rates              Value
---------                                                                        --------------------  ---------------- ------------
Long-Term Debt Securities--(concluded)

Panama--2.82%
US$  5,839   Republic of Panama ................................................       09/30/27             8.875%      $  4,963,150
US$  6,594   Republic of Panama, PDI ...........................................       07/17/16             6.688+         4,747,806
                                                                                                                        ------------
                                                                                                                           9,710,956

                                                                                                                        ------------

Philippines--1.25%
US$  5,000   Republic of Philippines, DCB ......................................       12/01/09             6.813+         4,300,000
                                                                                                                        ------------
Poland--9.97%
    43,640   Republic of Poland(5) ............................................. 10/12/01 to 02/12/03      12.000          9,341,116
US$ 30,600   Republic of Poland, PDI ...........................................       10/27/14             4.000++       25,015,500
                                                                                                                        ------------
                                                                                                                          34,356,616
                                                                                                                        ------------
Romania--0.83%
US$  3,000   National Bank of Romania ..........................................       06/25/99             9.750          2,845,000
                                                                                                                        ------------
Russia--5.53%
US$  3,000   City of St. Petersburg ............................................       06/18/02             9.500          2,700,000
US$  4,600   Russian IAN# ......................................................       12/02/15             6.719          3,082,000
US$ 13,000   Russian Principal Loan (Chase Manhattan Bank)(1)(5)# ..............       12/15/20             6.719          7,670,000
US$  9,500   Russian Principal Loan (Morgan Guaranty Trust)(1)(5)# .............       12/15/20             6.719          5,605,000
                                                                                                                        ------------
                                                                                                                          19,057,000
                                                                                                                        ------------

Trinidad & Tobago--2.86%
US$  9,000   Republic of Trinidad and Tobago ................................... 11/03/00 to 10/03/04   9.750 to 11.750    9,840,000
                                                                                                                        ------------

Tunisia--0.96%
US$  3,500   Banque Centrale de Tunisie ........................................       09/19/07             7.500          3,307,500
                                                                                                                        ------------

Venezuela--4.98%
US$  8,175   Republic of Venezuela, PAR(3)(4) ..................................       03/31/20             6.750          6,764,813
US$  3,250   Republic of Venezuela, DCB(4) .....................................       12/18/07             6.750+         2,811,250
US$  9,010   Republic of Venezuela .............................................       09/15/27             9.250          7,568,400
                                                                                                                        ------------
                                                                                                                          17,144,463
                                                                                                                        ------------
Total Long-Term Debt Securities (cost - $264,610,078) ..........................                                         283,296,393
                                                                                                                        ------------

Short-Term Debt Securities--1.76%

Indonesia--0.16%
 2,000,000  Bank Tambungan Negara(5) ...........................................       01/23/98            17.000            546,463
                                                                                                                        ------------

Hungary--0.45%
   300,000  Government of Hungary ..............................................       05/17/98            23.500          1,567,816
                                                                                                                        ------------

United States--1.15%
     4,000  U.S. Treasury Bills ................................................       01/22/98             5.165(6)       3,954,640
                                                                                                                        ------------

Total Short-Term Debt Securities (cost - $6,688,062) ...........................                                           6,068,919
                                                                                                                        ------------

Number of
Contracts
  (000)
---------
Put Option--0.08%
    10,000  Argentina Peso:  $10,000,000
            price 1.015; expiring 04/28/98 (Cost - $150,000) ...................                                             275,000
                                                                                                                        ------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

Principal
 Amount                                                                               Maturity          Interest
 (000)*                                                                                 Dates            Rates              Value
---------                                                                        --------------------  ---------------- ------------
Repurchase Agreements--15.29%
   $17,561  Repurchase agreement dated 10/31/97 with Dresdner Securities,
               Inc., collateralized by $17,422,000 U.S. Treasury Notes,
               6.250% due 02/28/02; proceeds: $17,569,312 ......................       11/03/97             5.680%      $ 17,561,000
    17,559  Repurchase agreement dated 10/31/97 with Salomon Brothers,
               Inc., collateralized by $17,369,000 U.S. Treasury Notes,
               6.625% due 04/30/02; proceeds: $17,567,238 ......................       11/03/97             5.630         17,559,000
    17,559  Repurchase agreement dated 10/31/97 with First Chicago National
               Bank, Inc., collateralized by $17,435,000 U.S. Treasury Notes,
               6.125 to 7.125% due 10/15/98 to 12/31/01; proceeds: $17,567,297 .       11/03/97             5.670         17,559,000
                                                                                                                        ------------
Total Repurchase Agreements (cost - $52,679,000)................................                                          52,679,000
                                                                                                                        ------------

Investments of Cash Collateral for
Securities Loaned--10.75%

Repurchase Agreement--4.33%
    14,939  Repurchase agreement dated 10/31/97 with Union Bank of
               Switzerland, collateralized by $15,510,000 U.S Treasury Bonds,
               6.000% due 02/15/26; proceeds: $14,946,071 (cost - $14,939,000) .       11/03/97             5.680         14,939,000
                                                                                                                        ------------


Number of
 Shares
---------

Money Market Funds--6.42%
18,468,575  Liquid Assets Portfolio ............................................                                          18,468,575
    56,100  Prime Portfolio ....................................................                                              56,100
    33,361   TempFund Portfolio ................................................                                              33,361
 3,569,191  TempCash Portfolio .................................................                                           3,569,191
                                                                                                                        ------------
Total Money Market Funds (cost - $22,127,227) ..................................                                          22,127,227
Total Investments of Cash Collateral for Securities Loaned (cost - $37,066,227)                                           37,066,227
                                                                                                                        ------------
Total Investments  (cost - $361,193,367) - 110.09% .............................                                         379,385,539
Liabilities in excess of other assets - (10.09%) ...............................                                        (34,773,763)
                                                                                                                        ------------
Net Assets - 100.00% ...........................................................                                         344,611,776
                                                                                                                        ------------


---------------------
Note: The Portfolio of Investments is listed by the issuer's country of origin
    * In local currency unless otherwise indicated
    @ Current coupon rate is 0% on step coupon rate instrument, subsequent to
      5/15/01 will change to 13.250%
    + Reflects rate at October 31, 1997 on variable rate instruments
   ++ Reflects rate at October 31, 1997 on step coupon rate instruments
    # Purchased on a when issued basis
  (1) Participation interest was acquired through the financial institution indicated parenthetically
  (2) With an additional 70,229,000 recoverable rights attached maturing on 06/30/03 with no market value
  (3) With an additional 40,875 warrants attached maturing on 04/15/20 with no market value
  (4) Security, or portion thereof, was on loan at October 31, 1997
  (5) Illiquid securities represent 14.41% of net assets
  (6) Yield to Maturity
  DCB Debt Conversion Bond
 DISC Discount Bond
 EXIT Investment Bond
FLIRB Front-loaded Interest Reduction Bond
  IAB Interest Arrears Bond
  IAN Interest Accrual Note
  PAR Par Bond
  PDI Past Due Interest Bond

Foreign Currency Contracts


                                                                                                         Unrealized
                                              Contract to                                               Appreciation
                                                Deliver            In Exchange for     Maturity Dates  (Depreciation)
                                             --------------       ------------------   --------------  -------------
Indonesian Rupiah ........................   14,500,000,000       US$      5,657,433      04/06/98     $  1,635,241
Polish Zloty .............................       22,730,000       US$      5,957,748      03/02/98         (564,490)
U.S. Dollars .............................        6,189,919       PLN     22,730,000      03/02/98          332,319
U.S. Dollars .............................        5,650,819       IDR 14,500,000,000      04/06/98       (1,628,627)
                                                                                                       ------------
                                                                                                       $   (225,557)
                                                                                                       =============

---------------------
Currency Type Abbreviations:
IDR-Indonesian Rupiah
PLN-Polish Zloty


Investments by Type of Issuer

                                                                                          Percentage of Net Assets
                                                                                        -----------  ---------------
                                                                                          Long-term       Short-term
                                                                                          ----------      ----------
Government and other public issuers ...................................................       66.33%           1.68%
Repurchase agreements .................................................................          --           15.29
Collateral for Securities Loaned ......................................................          --           10.75
Industrial ............................................................................        5.50              --
Oil/Gas ...............................................................................        3.07              --
Banks .................................................................................        2.69            0.16
Paper .................................................................................        2.55              --
Steel .................................................................................        1.12              --
Utilities - Electric & Water ..........................................................        0.95              --
                                                                                          ----------      ----------
                                                                                              82.21%          27.88%
                                                                                          ==========      ==========

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.



STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1997





Assets

Investments in securities, at value (cost - $271,448,140) .....................       $289,640,312
Repurchase agreements (cost - $52,679,000) ....................................         52,679,000
Investment of Cash Collateral for Securities Loaned (cost - $37,066,227) ......         37,066,227
Cash ..........................................................................          2,892,763
Receivable for investments and foreign currency sold ..........................         27,640,557
Interest receivable ...........................................................          6,879,798
Unrealized appreciation on forward foreign currency contracts .................          1,967,560
Deferred organizational expenses ..............................................             24,933
Other assets ..................................................................              3,869
                                                                                      ------------
Total assets ..................................................................        418,795,019
                                                                                      ------------


Liabilities

Collateral for securities loaned ..............................................         37,066,227
Payable for investments and foreign currency purchased ........................         34,273,897
Unrealized depreciation on forward currency contracts .........................          2,193,117
Due to affiliate ..............................................................            404,054
Accrued expenses and other liabilities ........................................            245,948
                                                                                      ------------
Total liabilities .............................................................         74,183,243
                                                                                      ------------


Net Assets

Capital stock - $0.001 par value; total authorized shares - 100,000,000;
  22,736,667 shares issued and outstanding ....................................        331,328,209
Distributions in excess of net investment income ..............................               (734)
Accumulated net realized losses from investment transactions ..................         (4,656,811)
Net unrealized appreciation of investments, other assets, liabilities
  and forward contracts denominated in foreign currencies .....................         17,941,112
                                                                                      ------------
Net assets ....................................................................       $344,611,776
                                                                                      ============

                                                                                      ------------
Net asset value per share .....................................................             $15.16
                                                                                            ======




                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF OPERATIONS



                                                                                                  For the Year
                                                                                                      Ended
                                                                                                October 31, 1997
                                                                                                ----------------

Investment income:

Interest (net of foreign withholding taxes) ...............................................       $ 34,864,034
                                                                                                  ------------


Expenses:

Investment advisory and administration ....................................................          4,508,193
Custody and accounting ....................................................................            289,054
Reports and notices to shareholders .......................................................            133,605
Legal and audit ...........................................................................             85,470
Transfer agency fees ......................................................................             41,144
Amortization of organizational expenses ...................................................             27,812
Directors' fees ...........................................................................             12,250
Other expenses ............................................................................             32,690
                                                                                                  ------------
                                                                                                     5,130,218
                                                                                                  ------------
Net investment income .....................................................................         29,733,816
                                                                                                  ------------

Realized and unrealized gains (losses) from investment activities:

Net realized gains (losses) from:
   Investment transactions ................................................................         23,969,822
   Foreign currency transactions ..........................................................         (5,045,492)
Net change in unrealized appreciation/depreciation of:
   Investments ............................................................................        (15,723,541)
   Other assets, liabilities and forward contracts denominated in foreign currencies ......           (311,768)
                                                                                                  ------------


Net realized and unrealized gains from investment activities ..............................          2,889,021
                                                                                                  ------------

Net increase in net assets resulting from operations ......................................       $ 32,622,837
                                                                                                  ============


                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.


STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  For the Years Ended
                                                                                                       October 31,
                                                                                           ----------------------------------
                                                                                               1997                  1996
                                                                                           -------------        -------------


From operations:

Net investment income ..............................................................       $  29,733,816        $  29,631,958
Net realized gains from investment transactions ....................................          23,969,822            6,972,906
Net realized losses from foreign currency transactions .............................          (5,045,492)            (590,711)
Net change in unrealized appreciation/depreciation of:
   Investments .....................................................................         (15,723,541)          36,371,633
   Other assets, liabilities and forward contracts denominated in foreign currencies            (311,768)             357,946
                                                                                           -------------        -------------

Net increase in net assets resulting from operations ...............................          32,622,837           72,743,732
                                                                                           -------------        -------------


Dividends and distributions to stockholders:

From net investment income .........................................................         (24,688,136)         (28,921,040)
In excess of net investment income .................................................          (4,232,904)                --
                                                                                           -------------        -------------

Total dividends and distributions to stockholders ..................................         (28,921,040)         (28,921,040)
                                                                                           -------------        -------------
Net increase in net assets .........................................................           3,701,797           43,822,692


Net Assets:
Beginning of year ..................................................................         340,909,979          297,087,287
                                                                                           -------------        -------------
End of year ........................................................................       $ 344,611,776        $ 340,909,979
                                                                                           =============        =============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sales price, or last bid price available if no sales occur on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term investments that mature in 60 days or less). The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price.

NOTES TO FINANCIAL STATEMENTS



In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

   Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   Option Transactions--For hedging purposes and to enhance income, the Fund may purchase and write (sell) put and call options on debt securities, indices of debt securities and foreign currencies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options

NOTES TO FINANCIAL STATEMENTS



purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

   Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

   The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At October 31, 1997, the Fund owed Mitchell Hutchins $398,830 in investment advisory and administration fees.

SECURITY LENDING

   The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended October 31, 1997, PaineWebber earned $43,227 as the Fund's lending agent. At October 31, 1997, the Fund owed PaineWebber $5,224 for security lending.

   As of October 31, 1997, the Fund's custodian held cash and/or cash equivalents having an aggregate value of $37,066,227 as collateral for portfolio securities loaned having a market value of $29,949,250.

NOTES TO FINANCIAL STATEMENTS



INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at October 31, 1997, was substantially the same as the cost of securities for financial statement purposes.


   At October 31, 1997, the components of net unrealized appreciation of investments were as follows:



      Gross appreciation (investments having an excess of value over cost)  ......... $28,500,698
      Gross depreciation (investments having an excess of cost over value)  ......... (10,308,526)
                                                                                      -----------

      Net unrealized appreciation of investments .................................... $18,192,172
                                                                                      ===========


   For the period ended October 31, 1997, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $169,508,397 and $172,034,370, respectively.

CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 22,736,667 shares outstanding at October 31, 1997 Mitchell Hutchins owned 8,182 shares.

FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At October 31, 1997, the Fund had capital loss carryforwards of $4,656,811 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains which will expire by October 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 1997, undistributed net investment income was decreased by $812,588, accumulated net realized losses from investment transactions were decreased by $5,045,492 and capital stock was decreased by $4,232,904. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

GLOBAL HIGH INCOME DOLLAR FUND INC.

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                                       For the
                                                                                                        Period
                                                                                                      October 8,
                                                                         For the Years Ended             1993+
                                                                             October 31,                through
                                                             ---------------------------------------  October 31,
                                                                1997      1996      1995       1994      1993
                                                             --------  ---------  --------  --------  ---------
Net asset value, beginning of period ....................... $  14.99  $   13.07  $ 12.83   $ 15.21   $ 15.00
                                                               -------    -------   ------    ------    ------
Net investment income ......................................     1.31       1.30     1.34      1.43      0.04
Net realized and unrealized gains (losses) from
investments and foreign currency ...........................      .13       1.89     0.21     (2.40)     0.17
                                                               -------    -------   ------    ------    ------
Net increase (decrease) from investment operations .........     1.44       3.19     1.55     (0.97)     0.21
                                                               -------    -------   ------    ------    ------
Dividends from net investment income .......................    (1.08)     (1.27)   (1.16)    (1.34)       --
Distributions in excess of net investment income ...........    (0.19)       --       --        --        --
Distributions from paid-in-capital .........................      --         --     (0.15)    (0.07)       --
                                                               -------    -------   ------    ------    ------
Total dividends and distributions to shareholders ..........    (1.27)     (1.27)   (1.31)    (1.41)       --
                                                               -------    -------   ------    ------    ------
Net asset value, end of period ............................. $  15.16  $   14.99  $ 13.07   $ 12.83   $ 15.21
                                                               =======    =======   ======    ======    ======

Per share market value, end of period ...................... $  12.81  $   12.63  $ 11.63   $ 11.50   $ 15.00
                                                               =======    =======   ======    ======    ======

Total investment return (1) ................................    11.47%     20.26%   13.65%   (14.80%)    0.00%
                                                               =======    =======   ======   ========   ======

Ratios/supplemental data:
Net assets, end of period (000's)                           $ 344,612  $ 340,910  $ 297,087 $ 291,752 $ 345,755
Expenses to average net assets                                   1.42%      1.43%     1.46%     1.50%      1.41%*
Net investment income to average net assets                      8.24%      9.18%    10.76%    10.40%      4.60%*
Portfolio turnover rate                                            56%        80%       71%       51%         1%

---------------
+ Commencement of operations
* Annualized
(1) Total investment return on market value is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for a period of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

GLOBAL HIGH INCOME DOLLAR FUND INC.


REPORT OF PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Global High Income Dollar Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 8, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
December 23, 1997

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION

THE FUND

   Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $47.0 billion in assets under management as of October 31, 1997.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal and New York Times and Barron's, as well as numerous other publications.

DISTRIBUTION POLICY

   The Fund has established a Dividend Reinvestment Plan under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with its

Dividend Reinvestment Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

GLOBAL HIGH INCOME DOLLAR FUND INC.

TAX INFORMATION (unaudited)


   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1997) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid during the fiscal year by the Fund are taxable as ordinary income.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

DIRECTORS

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Stuart Waugh
Vice President


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

                                  PaineWebber
                   (Copyright) 1997 PaineWebber Incorporated
                                  Member SIPC


-------------------------------------------------------------------------------


October 31, 1997


------------------------------------

GLOBAL HIGH
INCOME DOLLAR
FUND INC.


ANNUAL REPORT